UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 27, 2012

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On April 27, 2012, in connection with the appointment of Dennis Lubojacky described below, James A. MacLennan, Senior Vice President, Chief Financial Officer and Controller of Noble Corporation, a Swiss company (the “Company”), became Senior Vice President and Chief Financial Officer of the Company. As a result, Mr. MacLennan will no longer serve as the principal accounting officer of the Company.

(c) On April 27, 2012, the Board of Directors of the Company appointed Dennis J. Lubojacky as Vice President and Controller of the Company, effective as of April 27, 2012. In such position, Mr. Lubojacky will serve as principal accounting officer of the Company.

Mr. Lubojacky, age 59, currently serves as Vice President and Chief Financial Officer of Noble Corporation, a Cayman Islands company and wholly-owned subsidiary of the Company, since February 2010. Mr. Lubojacky has also served as Vice President and Controller of a subsidiary of the Company from July 2007 through October 2011 and from January 2012 until his new appointment. Mr. Lubojacky served as principal financial officer and principal accounting officer of the Company from October 2011 through January 2012. Prior to his joining the Company, he served as Controller and Chief Accounting Officer of TODCO, a public oil and gas contract drilling company, from April 2006 to June 2007. He has served in various accounting and financial positions in the contract drilling, energy and marine industries since 1975. Mr. Lubojacky is also a Certified Public Accountant.

There is no arrangement or understanding between Mr. Lubojacky and any other person pursuant to which Mr. Lubojacky was appointed to this position. There is no family relationship between Mr. Lubojacky and any director or executive officer of the Company. There are no transactions in which Mr. Lubojacky has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Lubojacky’s appointment, Mr. Lubojacky and Noble Drilling Services Inc. have entered into a change of control employment agreement, effective April 27, 2012, that is guaranteed by the Company. The employment agreement becomes effective only upon a change of control (within the meaning set forth in the agreement) and remains effective for three years thereafter. Under the employment agreement, if a defined change of control occurs and the employment of the officer is terminated either by the Company (for reasons other than death, disability or cause) or by the officer for good reason, which requirements can be referred to as a “double trigger,” the officer will receive or be entitled to certain benefits. Mr. Lubojacky’s change of control employment agreement is consistent with the form of change of control employment agreement previously filed on the Company’s Current Report on Form 8-K dated February 7, 2012. Mr. Lubojacky’s change of control employment agreement provides that Mr. Lubojacky’s Severance Amount is equal to one times the sum of his annual base salary (based on the highest monthly salary paid in the 12 months prior to the change of control) and his Highest Bonus (based on the prorated portion of the highest bonus paid either in the last three years before the change of control or for the last completed fiscal year after the change of control). The foregoing description of the change of control employment agreement and guaranty is qualified in its entirety by reference to the Form of Employment Agreement and Guaranty, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

As of the effective date of his appointment, Mr. Lubojacky will receive an annual salary at the rate of $245,000. Mr. Lubojacky is eligible to participate in the Noble Corporation Short Term Incentive Plan (“STIP”) at an annual target award level of 40 percent of his base salary. For additional information on the Company’s current STIP, please read “Executive Compensation – Compensation Discussion and Analysis” in the Company’s definitive proxy statement filed with the SEC on April 3, 2012.

(e) On April 27, 2012, at the annual general meeting of shareholders of the Company, the shareholders approved the amendment and restatement of the Noble Corporation 1991 Stock Option and Restricted Stock Plan effective as of April 27, 2012 (as so amended and restated, the “Amended and Restated 1991 Plan”).

A description of the terms of the Amended and Restated 1991 Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2012. The sections of the definitive proxy statement entitled “Proposal 8 – Approval of Amended and Restated 1991 Plan – Summary of the Amended and Restated 1991 Plan,” “– Plan Benefits” and “– Material U.S. Federal Income Tax Consequences” are filed as Exhibit 99.1 to this Current Report and incorporated by reference herein. The description of the Amended and Restated 1991 Plan is qualified in its entirety by reference to the Amended and Restated 1991 Plan, a copy of which is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Matters voted on at the annual general meeting of the shareholders of the Company held on April 27, 2012 and the results thereof were as follows:

(1)	Proposal 1: The proposal to reduce the maximum number of members of the Board of Directors was approved.

For	Against	Abstain	Broker Non-Votes
191,803,402	425,926	194,164	18,891,038

(2)	Proposal 2: Election of directors. The following individuals were re-elected to the Company’s Board of Directors for a three-year term that will expire in 2015:

Nominee	For	Withhold	Broker Non-Votes
Julie H. Edwards	170,212,497	22,211,460	18,890,573
David W. Williams	182,824,520	9,597,437	18,892,573

(3)	Proposal 3: The proposal to approve the 2011 Annual Report, the consolidated financial statements of the Company for fiscal year 2011 and the statutory financial statements of the Company for fiscal year 2011 was approved.

For	Against	Abstain	Broker Non-Votes
193,355,545	17,280,537	524,875	153,573

(4)	Proposal 4: The proposal to distribute a dividend payment funded from capital contribution reserve was approved.

For	Against	Abstain	Broker Non-Votes
210,565,895	348,469	246,134	154,032

(5)	Proposal 5: The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2012 and to elect PricewaterhouseCoopers AG as the Company’s statutory auditor for a one-year term was approved.

For	Against	Abstain	Broker Non-Votes
157,757,274	53,139,629	417,627	0

(6)	Proposal 6: The proposal to discharge the members of the Board of Directors and the executive officers under Swiss law for fiscal year 2011 was approved.

For	Against	Abstain	Broker Non-Votes
205,052,795	3,801,355	1,374,458	1,085,922

(7)	Proposal 7: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
101,335,811	89,685,133	1,402,655	18,890,931

(8)	Proposal 8: The proposal to approve the Amended and Restated 1991 Plan was approved.

For	Against	Abstain	Broker Non-Votes
182,652,828	7,315,774	2,454,888	18,891,040

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Employment Agreement and Guaranty (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 7, 2012 and incorporated herein by reference)

10.2	—	Noble Corporation 1991 Stock Option and Restricted Stock Plan (As Amended and Restated Effective April 27, 2012)

99.1	—	Excerpt from the Noble Corporation Definitive Proxy Statement filed on April 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2012

NOBLE CORPORATION

By:	/s/ JULIE J. ROBERTSON
Julie J. Robertson
Executive Vice President and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Employment Agreement and Guaranty (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 7, 2012 and incorporated herein by reference)

10.2	—	Noble Corporation 1991 Stock Option and Restricted Stock Plan (As Amended and Restated Effective April 27, 2012)

99.1	—	Excerpt from the Noble Corporation Definitive Proxy Statement filed on April 3, 2012